Acquisitions (Tables)	12 Months Ended
Dec. 31, 2012
Supplemental Pro-forma Financial Information of Acquisitions

The following unaudited supplemental pro-forma financial information presents a summary of the consolidated results of operations of the Company as if the Acquisitions had occurred as of January 1, 2011 (in millions):

	Year Ended December 31,
	2012	2011
Net sales	$4,203.1	$4,379.5
Income before income taxes	18.1	102.8